UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report: January 18, 2017 (Date of earliest event reported)

MJ HOLDINGS, INC. (Exact name of registrant as specified in its charter)

NEVADA (State or other jurisdiction of incorporation)	333-167824 (Commission File Number)	20-8235905 (IRS Employer Identification No.)

4141 NE 2 Ave. #204-A Miami, FL 33137 (Address of principal executive offices and zip code)

(305) 455-1800 (Registrant's telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

The information set forth in Item 7.01 of this Current Report on Form 8-K is incorporated into this Item 1.01 by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

MJ Holdings’ real estate assets, specifically the real estate located at 5353 Joliet St., Denver, Colorado, 503 Havana St., Aurora, Colorado and 1126 S. Sheridan Blvd., Denver, Colorado; including any and all leases on the respective properties, are being transferred to MJ Real Estate Partners in exchange for the shares of MJ Holdings tendered in the Exchange Offer.

 The information set forth in Item 7.01 and 1.01 of this Current Report on Form 8-K is incorporated into this Item 2.01 by reference.

Item 7.01	Regulation FD Disclosure.

MJ Holdings, Inc.’s (“MJ”) offer to shareholders to exchange shares of MJ Holdings common stock for shares representing limited liability company membership interests of MJ Real Estate Partners LLC, expired at 12:00 midnight, New York City time, on January 7, 2017. Under the terms of the exchange offer, each share representing limited liability company membership interests of MJ Real Estate Partners, will be received for each share of MJ Holdings common stock accepted in the exchange offer.

According to the exchange agent, Island Stock Transfer, Inc., 1,800,000 shares of MJ Holdings common stock were validly tendered and not validly withdrawn. On January 10, 2017, MJ Holdings accepted for exchange 1,800,000 shares of MJ Holdings common stock in exchange for the 1,800,000 shares of MJ Real Estate Partners’ units representing limited liability company membership interests, in accordance with the terms of the Exchange Offer. Based on the total number of shares of MJ common stock tendered prior to the expiration of the exchange offer, 12.8% of the tendered shares of MJ common stock will be exchanged under the terms of the exchange offer.

MJ Holdings’ transfer of its real estate assets and real estate business to MJ Real Estate Partners LLC will be effective as of February 1, 2017.

The consummation of the exchange offer completes the divestiture of MJ Holdings’ real estate assets and business to MJ Real Estate Partners, an independent, standalone company. The divestiture is consistent with MJ’s efforts to explore and/or develop new business opportunities that management believes are more scalable and will allow MJ Real Estate Partners to operate as a stand-alone company and focus on its own business objectives.

MJ Holdings, is a voluntary filer and is not required to make filing as prescribed under Section 13(a) or 15(d) of the Exchange Act.

FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K contains “forward-looking statements” as defined under U.S. federal securities laws. These statements reflect management’s current knowledge, assumptions, beliefs, estimates, and expectations and express management’s current views of future performance, results, and trends and may be identified by their use of terms such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project,” “will,” and other similar terms. Forward-looking statements are subject to a number of risks and uncertainties that could cause our actual results to materially differ from those described in the forward-looking statements. Readers should not place undue reliance on forward-looking statements. Such statements are made as of the date hereof, and we undertake no obligation to update such statements after this date.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Not applicable.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MJ HOLDINGS, INC.

By:	/s/ Adam Laufer
Adam Laufer
Co-Chief Executive Officer

Dated: January 18, 2017